Security Information






Security Purchased

CUSIP
43713W107

Issuer
HOME INNS & HOTELS MANAGEMENT INC

Underwriters
CSFB, Merrill Lynch, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
HMIN US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/25/2006

Total dollar amount of offering sold to QIBs
 $
109,020,000

Total dollar amount of any concurrent public
offering
 $
-

Total
 $
109,020,000

Public offering price
 $
13.80

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.97

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Mid Cap Growth VIP
Chicago
700
 $                       9,660
0.01%

DWS Small Cap Growth VIP
Chicago
2,700
 $                     37,260
0.03%

New York Funds





DWS Global Opportunities Fund
New York
                          9,600
 $                   132,480
0.12%

DWS Global Opportunities VIP
New York
                          4,600
 $                     63,480
0.06%

DWS Micro Cap Fund
New York
                          1,000
 $                     13,800
0.01%

DWS Mid Cap Growth Fund
New York
14,000
 $                   193,200
0.18%

DWS RREEF Global Real Estate Securities
Fund
New York
2,750
 $                     37,950
0.03%

DWS Small Cap Growth Fund
New York
                          5,500
 $                     75,900
0.07%

Total

40,850
 $                   563,730
0.52%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
DE000501357


Issuer
AXEL SPRINGER AG


Underwriters
DBSI, Citigroup, Dresdner
Kleinwort, JP Morgan, Lehman
Brothers


Years of continuous operation, including predecessors
> 3 years

Ticker
SPR GR


Is the affiliate a manager or co-manager of offering?
Lead Manager



Name of underwriter or dealer from which purchased
Dresdner Kleinwort


Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/6/2006


Total dollar amount of offering sold to
QIBs
 $530,580,987









Total dollar amount of any concurrent
public offering
 $-


Total
 $530,580,987



Public offering price
 $162.21




Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $0.80



Rating
N/A



Current yield
N/A























Fund Specific Information


Board
Total
Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund




Chicago Funds



DWS Global Thematic VIP
Chicago
5,200
 $843,467
0.16%




New York Funds



DWS Global Thematic Fund
New
York
    51,500
 $8,353,565
1.57%



Total

56,700
 $9,197,031
1.73%








^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.





Security Information





Security Purchased





CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort,
Goldman Sachs, Morgan
Stanley, DZ Bank AG, Lehman
Brothers, Norddeutsche
Landesbank, Sal Oppenheim Jr
& Cie



Years of continuous operation, including predecessors
> 3 years









Ticker
GFJ GR









Is the affiliate a manager or co-manager of offering?
Joint Lead Manager









Name of underwriter or dealer from which purchased
Goldman Sachs









Firm commitment underwriting?
Yes









Trade date/Date of Offering
10/19/2006









Total dollar amount of offering sold to
QIBs
 $1,067,290,168









Total dollar amount of any concurrent
public offering
 $-









Total
 $1,067,290,168









Public offering price
 $23.78









Price paid if other than public offering price
 N/A









Underwriting spread or commission
 $0.32









Rating
N/A









Current yield
N/A























Fund Specific Information












Board
Total
Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund









Chicago Funds













DWS Global Thematic VIP
Chicago
6,500
 $1,054,333
0.20%









DWS International Select Equity VIP
Chicago
25,800
 $4,184,893
0.79%









New York Funds













DWS Global Thematic Fund
New
York
62,900
 $10,202,703
1.92%









DWS International Equity Fund
New
York
    15,000
 $2,433,077
0.46%









DWS International Fund
New
York
    80,200
 $13,008,852
2.45%









DWS International Select Equity Fund
New
York
    24,700
 $4,006,467
0.76%









DWS International VIP
New
York
    31,900
 $          5,174,344
0.98%









DWS RREEF Global Real Estate Securities
Fund
New
York
    26,550
 $4,306,546
0.81%









Total

273,550
 $44,371,216
8.36%























^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.














Security Information












Security Purchased









CUSIP
585464100









Issuer
MELCO PBL
ENTERTAINMENT









Underwriters
Citigroup, CSFB, UBS, CIBC,
CLSA Ltd, DBSI, JP Morgan









Years of continuous operation, including predecessors
> 3 years









Ticker
MPEL US









Is the affiliate a manager or co-manager of offering?
Co-Manager









Name of underwriter or dealer from which purchased
CSFB









Firm commitment underwriting?
Yes









Trade date/Date of Offering
12/19/2006









Total dollar amount of offering sold to
QIBs
 $1,144,750,000









Total dollar amount of any concurrent
public offering
 $-









Total
 $1,144,750,000









Public offering price
 $19.00









Price paid if other than public offering price
 N/A









Underwriting spread or commission
 $1.24









Rating
N/A









Current yield
N/A























Fund Specific Information












Board
Total
Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund









Chicago Funds













DWS Global Thematic VIP
Chicago
2,300
 $373,072
0.07%









DWS International Select Equity VIP
Chicago
7,800
 $1,265,200
0.24%









New York Funds













DWS Global Thematic Fund
New
York
    23,000
 $3,730,718
0.70%









DWS International Equity Fund
New
York
5,600
 $908,349
0.17%









DWS International Fund
New
York
29,700
 $4,817,493
0.91%









DWS International Select Equity Fund
New
York
7,400
 $1,200,318
0.23%









DWS International VIP
New
York
12,200
 $1,978,903
0.37%









DWS RREEF Global Real Estate Securities
Fund
New
York
13,450
 $2,181,659
0.41%









Total

101,450
 $16,455,711
3.10%























^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort, Goldman Sachs,
Morgan Stanley, DZ Bank AG, Lehman
Brothers,
Norddeutsche Landesbank, Sal Oppenheim Jr &
Cie


Years of continuous operation, including predecessors
> 3 years


Ticker
GFJ GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/19/2006


Total dollar amount of offering sold to
QIBs
 $1,067,290,168


Total dollar amount of any concurrent
public offering
 $-


Total
 $1,067,290,168


Public offering price
 $23.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $0.32


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
6,500
 $154,570
0.01%



DWS International Select Equity VIP
Chicago
25,800
 $                   613,524
0.06%



New York Funds







DWS Global Thematic Fund
New York
62,900
 $
1,495,762
0.14%



DWS International Equity Fund
New York
                        15,000
 $                   356,700
0.03%



DWS International Fund
New York
                        80,200
 $
1,907,156
0.18%



DWS International Select Equity Fund
New York
                        24,700
 $                   587,366
0.06%



DWS International VIP
New York
                        31,900
 $                   758,582
0.07%



DWS RREEF Global Real Estate Securities
Fund
New York
                        26,550
 $                   631,359
0.06%



Total

273,550
 $                 6,505,019
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
CN000A0LB420


Issuer
INDUSTRIAL & COMMERCIAL BANK OF
CHINA


Underwriters
China International Capital Corp, CSFB,
DBSI,
ICEA Capital, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Ticker
1398 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/20/2006


Total dollar amount of offering sold to
QIBs
 $13,956,911,249


Total dollar amount of any concurrent
public offering
 $-


Total
 $13,956,911,249


Public offering price
 $0.39


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
4,167,000
 $
99,091,260
9.28%



New York Funds







DWS International Equity Fund
New York
                   2,901,000
 $
68,985,780
6.46%



DWS International Fund
New York
                  15,515,000
 $
368,946,700
34.57%



DWS International Select Equity Fund
New York
                   3,978,000
 $
94,596,840
8.86%



DWS International VIP
New York
6,165,000
 $             146,603,700
13.74%



Total

32,726,000
 $             778,224,280
72.92%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
585464100


Issuer
MELCO PBL ENTERTAINMENT


Underwriters
Citigroup, CSFB, UBS, CIBC, CLSA Ltd, DBSI,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
MPEL US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/19/2006


Total dollar amount of offering sold to
QIBs
 $1,144,750,000


Total dollar amount of any concurrent
public offering
 $-


Total
 $1,144,750,000


Public offering price
 $19.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $1.24


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,300
 $                     54,694
0.01%



DWS International Select Equity VIP
Chicago
7,800
 $                   185,484
0.02%



New York Funds







DWS Global Thematic Fund
New York
                        23,000
 $                   546,940
0.05%



DWS International Equity Fund
New York
5,600
 $                   133,168
0.01%



DWS International Fund
New York
29,700
 $                   706,266
0.07%



DWS International Select Equity Fund
New York
7,400
 $                   175,972
0.02%



DWS International VIP
New York
12,200
 $                   290,116
0.03%



DWS RREEF Global Real Estate Securities
Fund
New York
13,450
 $                   319,841
0.03%



Total

101,450
 $                 2,412,481
0.23%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


Cusip
12498B307


Issuer
CBRE REALTY FINANCE INC


Underwriters
Citigroup, CSFB, DBSI, Wachovia, JMP
Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
CBF US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/27/2006


Total dollar amount of offering sold to QIBs
 $
139,200,000


Total dollar amount of any concurrent public offering
 $-


Total
 $139,200,000


Public offering price
 $14.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $0.87


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Dreman Small Cap Value Fund
Chicago
88,400
 $
1,281,800
0.92%



DWS Dreman Small Cap Value VIP
Chicago
36,600
 $                   530,700
0.38%



Total

125,000
1,812,500
1.30%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


Cusip
768573107


Issuer
RIVERBED TECHNOLOGY INC


Underwriters
Goldman Sachs, Citigroup, DBSI, Thomas
Weisel
Partners, CE Unterberg Towbin, JMP
Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
RVBD US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/20/2006


Total dollar amount of offering sold to
QIBs
 $85,800,000


Total dollar amount of any concurrent
public offering
 $-


Total
 $85,800,000


Public offering price
 $9.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $0.68


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
5,600
 $                     54,600
0.06%



DWS Technology Fund
Chicago
24,800
 $                   241,800
0.28%



DWS Technology VIP
Chicago
4,100
 $                     39,975
0.05%



New York Funds







DWS Micro Cap Fund
New York
                          2,000
 $                     19,500
0.02%



DWS Small Cap Growth Fund
New York
11,400
 $                   111,150
0.13%



Total

47,900
 $                   467,025
0.54%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
43713W107


Issuer
HOME INNS & HOTELS MANAGEMENT INC


Underwriters
CSFB, Merrill Lynch, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
HMIN US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/25/2006


Total dollar amount of offering sold to
QIBs
 $109,020,000


Total dollar amount of any concurrent
public offering
 $-


Total
 $109,020,000


Public offering price
 $13.80


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $0.97


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
700
 $                       6,825
0.01%



DWS Small Cap Growth VIP
Chicago
2,700
 $                     26,325
0.03%



New York Funds







DWS Global Opportunities Fund
New York
                          9,600
 $                     93,600
0.11%



DWS Global Opportunities VIP
New York
                          4,600
 $                     44,850
0.05%



DWS Micro Cap Fund
New York
                          1,000
 $                       9,750
0.01%



DWS Mid Cap Growth Fund
New York
14,000
 $                   136,500
0.16%



DWS RREEF Global Real Estate Securities
Fund
New York
2,750
 $                     26,813
0.03%



DWS Small Cap Growth Fund
New York
                          5,500
 $                     53,625
0.06%



Total

40,850
 $                   398,288
0.46%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
719427106


Issuer
PHYSICIANS FORMULA HOLDINGS


Underwriters
Citigroup, DBSI, BoA, Cowen & Co, Pipper
Jaffray


Years of continuous operation, including predecessors
> 3 years


Ticker
FACE US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/8/2006


Total dollar amount of offering sold to
QIBs
 $127,500,000


Total dollar amount of any concurrent
public offering
 $-


Total
 $127,500,000


Public offering price
 $17.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $1.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Fund







DWS Small Cap Growth VIP
Chicago
                        13,500
 $                   131,625
0.15%



New York Funds







DWS Globlal Opportunities Fund
New York
                        32,700
 $                   318,825
0.37%



DWS Globlal Opportunities VIP
New York
15,600
 $                   152,100
0.18%



DWS Micro Cap Fund
New York
                          4,700
 $                     45,825
0.05%



DWS Small Cap Growth Fund
New York
                        27,600
 $                   269,100
0.31%



Total

94,100
 $                   917,475
1.07%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



DWS Balanced Fund
Chicago
4,245,000
 $
4,227,044
0.24%
DWS Balanced VIP
Chicago
1,415,000
 $
1,409,015
0.08%
Total

5,660,000
 $
5,636,058
0.32%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security

as of the quarter-end, the quarter-end date is listed.



Security Information





Security Purchased

Cusip
045054AA1

Issuer
ASHTEAD CAPITAL INC

Underwriters
Citigroup, DBSI, UBS

Years of continuous operation, including predecessors
> 3 years

Security
AHTLN 9% 8/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/1/2006

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public
offering
0

Total
550,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B

Current yield
9.00%

Benchmark vs Spread (basis points)
401 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%
DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%
DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%
DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%
DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%
DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%
DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%
DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%
New York Funds




DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%
DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%
DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%
Total

4,845,000
4,845,000
0.88%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security

as of the quarter-end, the quarter-end date is listed.



**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.

Security Information





Security Purchased

Cusip
202795HN3

Issuer
COMMONWEALTH EDISON CO

Underwriters
Citigroup, CSFB, Wachovia Securities, DBSI,
Dresdner Kleinwort, LaSalle Bank

Years of continuous operation, including predecessors
> 3 years

Security
EXC 5.95% 8/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/21/2006

Total amount of offering sold to QIBs
415,000,000

Total amount of any concurrent public
offering
0

Total
415,000,000

Public offering price
99.86

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa2/BBB

Current yield
5.96%

Benchmark vs Spread (basis points)
113 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
600,000
 $                   599,172
0.14%
DWS Balanced VIP
Chicago
1,900,000
 $
1,897,378
0.46%
Total

2,500,000
2,496,550
0.60%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security

as of the quarter-end, the quarter-end date is listed.



Security Information





Security Purchased

Cusip
552078AW7

Issuer
LYONDELL CHEMICAL CO

Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
LYO 8% 9.15.2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/15/2006

Total amount of offering sold to QIBs
875,000,000

Total amount of any concurrent public
offering
0

Total
875,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.44%

Rating
B1/B+

Current yield
8.00%

Benchmark vs Spread (basis points)
322 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%
DWS High Income Fund
Chicago
1,120,000
 $
1,120,000
0.13%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%
DWS High Income VIP
Chicago
195,000
 $                   195,000
0.02%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%
DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.03%
DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%
Total

2,000,000
 $
2,000,000
0.23%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
552078AX5

Issuer
LYONDELL CHEMICAL CO

Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
LYO 8.25% 9.15.2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/15/2006

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public
offering
0

Total
900,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.44%

Rating
B1/B+

Current yield
8.25%

Benchmark vs Spread (basis points)
347 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%
DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%
DWS High Income Fund
Chicago
1,685,000
 $
1,685,000
0.19%
DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%
DWS High Income VIP
Chicago
300,000
 $                   300,000
0.03%
DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%
DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.01%
DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%
DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.04%
DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%
Total

3,000,000
 $
3,000,000
0.33%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.

Security Information





Security Purchased

CUSIP
014477AE3

Issuer
ALERIS INTERNATIONAL INC

Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC
Bank

Years of continuous operation, including predecessors
> 3 years

Security
ARS 10% 12/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/13/2006

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
Caa1/B-

Current yield
10.00%

Benchmark vs Spread (basis points)
551 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%
DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.28%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%
DWS High Income VIP
Chicago
200,000
 $                   200,000
0.05%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.06%
DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%
Total

2,000,000
 $
2,000,000
0.50%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

CUSIP
054536AB3

Issuer
AXA SA

Underwriters
BoA, JP Morgan, Lehman Brothers, UBS,
DBSI

Years of continuous operation, including predecessors
> 3 years

Security
AXASA FRN 12/14/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/7/2006

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.75%

Rating
Baa1/BBB

Current yield
6.46%

Benchmark vs Spread (basis points)
198 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,150,000
 $
2,150,000
0.29%
DWS Balanced VIP
Chicago
725,000
 $                   725,000
0.10%
Total

2,875,000
 $
2,875,000
0.38%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

CUSIP
054536AC1

Issuer
AXA SA

Underwriters
BoA, JP Morgan, Lehman Brothers, UBS,
BNP Paribas, DBSI, Greenwich Capital
Markets, HSBC, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
AXASA 12/14/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/7/2006

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.75%

Rating
Baa1/BBB

Current yield
6.38%

Benchmark vs Spread (basis points)
178 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
3,050,000
 $
3,050,000
0.41%
DWS Balanced VIP
Chicago
1,025,000
 $
1,025,000
0.14%
New York Funds




DWS Bond VIP
New York
500,000
 $                   500,000
0.07%
Total

4,575,000
 $
4,575,000
0.61%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

CUSIP
097751AM3

Issuer
BOMBARDIER INC

Underwriters
BNP Paribas, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BOMB 8% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/10/2006

Total amount of offering sold to QIBs
385,000,000

Total amount of any concurrent public
offering
0

Total
385,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
Ba2/BB

Current yield
8.00%

Benchmark vs Spread (basis points)
340 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.03%
DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.02%
DWS High Income Fund
Chicago
1,585,000
 $
1,585,000
0.41%
DWS High Income Trust
Chicago
185,000
 $                   185,000
0.05%
DWS High Income VIP
Chicago
280,000
 $                   280,000
0.07%
DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%
DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.03%
DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%
New York Funds




DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.08%
DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.02%
Total

3,000,000
 $
3,000,000
0.78%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

CUSIP
20030NAM3

Issuer
COMCAST CORP

Underwriters
BoA, JP Morgan, Wachovia, ABN Amro, Bank of
NY,
Barclays, BNP Paribas, Citigroup, Daiwa
Securities,
DBSI, Goldman Sachs, Lazard Capital Markets,
Lehman Brothers, Merrill Lynch, Morgan
Stanley,
Royal Bank of Scotland, Suntrust Capital
Markets,
UBS, Blaylock & Co, Cabrera Capital Markets,
Guzman & Co, Loop Capital Markets, MR Beal &
Co,
Muriel Siebert & Co, Ramirez & Co, Williams
Capital
Group

Years of continuous operation, including predecessors
> 3 years

Security
CMCSA 6.45% 3/15/2037

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/15/2006

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public
offering
0

Total
600,000,000

Public offering price
99.40

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa2/BBB+

Current yield
6.49%

Benchmark vs Spread (basis points)
183 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
1,900,000
 $                   1,888,581
0.32%
DWS Balanced VIP
Chicago
645,000
 $                      641,124
0.11%
Total

2,545,000
 $                   2,529,705
0.42%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
20825VAB8

Issuer
CONOCOPHILLIPS

Underwriters
BoA, DBSI, UBS, Barclays Capital, Merrill
Lynch,
ABN Amro, BNP Paribas, Calyon Securities,
Daiwa
Securities, DnB NOR ASA, Greenwich Capital
Markets, HSBC Securities, ING Financial
Markets,
Mitsubishi UFJ Securities, SG Americas
Securities

Years of continuous operation, including predecessors
> 3 years

Security
COP 5.95% 10/15/2036

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/10/2006

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public
offering
0

Total
500,000,000

Public offering price
99.74

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A1/A-

Current yield
5.97%

Benchmark vs Spread (basis points)
108 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
937,000
 $                   934,526
0.19%
DWS Balanced VIP
Chicago
313,000
 $                   312,174
0.06%
Total

1,250,000
 $                 1,246,700
0.25%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
224044BR7

Issuer
COX COMMUNICATIONS INC

Underwriters
Barclays, Merrill Lynch, Wachovia, BoA, BNP
Paribas, BNY Capital Markets, Calyon, Daiwa
Securities, DBSI, JP Morgan, Mizuho
International,
RBS Greenwich Capital, Scotia Capital, UBS

Years of continuous operation, including predecessors
> 3 years

Security
COXENT  6.45% 12/1/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/28/2006

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
99.72

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB-

Current yield
6.47%

Benchmark vs Spread (basis points)
188 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
1,690,000
 $                 1,685,336
0.42%
DWS Balanced VIP
Chicago
565,000
 $                   563,441
0.14%
Total

2,255,000
 $                 2,248,776
0.56%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
25746UBB4

Issuer
DOMINION RESOURCES INC

Underwriters
Barclays, Citigroup, JP Morgan, Bank of NY,
CSFB,
DBSI, HVB Capital Markets, KBC Financial
Products, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
D 5.6% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
99.99

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa2/BBB

Current yield
5.60%

Benchmark vs Spread (basis points)
97 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,305,000
 $                 2,304,816
0.92%
DWS Balanced VIP
Chicago
770,000
 $                   769,938
0.31%
Total

3,075,000
 $                 3,074,754
1.23%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
29273RAF6

Issuer
ENERGY TRANSFER PARTNERS

Underwriters
BoA, CSFB, Wachovia Securities, DBSI, RBS
Greenwich Capital, UBS

Years of continuous operation, including predecessors
> 3 years

Security
ETP 6.625% 10/15/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/18/2006

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
99.44

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB-

Current yield
6.66%

Benchmark vs Spread (basis points)
178 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
1,750,000
 $                 1,740,113
0.44%
DWS Balanced VIP
Chicago
583,000
 $                   579,706
0.15%
Total

2,333,000
 $                 2,319,819
0.58%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
345397VC4

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill
Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F 8% 12/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
98.32

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.13%

Rating
B1/B

Current yield
8.14%

Benchmark vs Spread (basis points)
373 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
125,000
 $                   122,903
0.01%
DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%
DWS High Income Fund
Chicago
1,530,000
 $                 1,504,327
0.10%
DWS High Income Trust
Chicago
175,000
 $                   172,064
0.01%
DWS High Income VIP
Chicago
265,000
 $                   260,553
0.02%
DWS Multi Market Income Trust
Chicago
100,000
 $                     98,322
0.01%
DWS Strategic Income Fund
Chicago
100,000
 $                     98,322
0.01%
DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%
DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%
New York Funds




DWS Bond VIP
New York
100,000
 $                     98,322
0.01%
DWS Core Plus Income Fund
New York
270,000
 $                   265,469
0.02%
DWS High Income Plus Fund
New York
305,000
 $                   299,882
0.02%
DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%
Total

3,370,000
 $                 3,313,451
0.22%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
345397VD2

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill
Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F FRN 1/13/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
98.76

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
B1/B

Current yield
8.08%

Benchmark vs Spread (basis points)
99 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
220,000
 $                   217,268
0.01%
DWS Balanced VIP
Chicago
100,000
 $                     98,758
0.01%
DWS High Income Fund
Chicago
2,710,000
 $                 2,676,342
0.18%
DWS High Income Trust
Chicago
315,000
 $                   311,088
0.02%
DWS High Income VIP
Chicago
475,000
 $                   469,101
0.03%
DWS Multi Market Income Trust
Chicago
165,000
 $                   162,951
0.01%
DWS Strategic Income Fund
Chicago
175,000
 $                   172,827
0.01%
DWS Strategic Income Trust
Chicago
100,000
 $                     98,758
0.01%
DWS Strategic Income VIP
Chicago
100,000
 $                     98,758
0.01%
New York Funds




DWS Bond VIP
New York
320,000
 $                   316,026
0.02%
DWS Core Plus Income Fund
New York
1,070,000
 $                 1,056,711
0.07%
DWS High Income Plus Fund
New York
540,000
 $                   533,293
0.04%
DWS Short Duration Plus Fund
New York
100,000
 $                     98,758
0.01%
Total

6,390,000
 $                 6,310,636
0.43%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
37247DAG1

Issuer
GENWORTH FINANCIAL INC

Underwriters
DBSI, Goldman Sachs, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
GNW FRN 11/15/2066

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/7/2006

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public
offering
0

Total
600,000,000

Public offering price
99.71

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3/BBB+

Current yield
6.82%

Benchmark vs Spread (basis points)
153 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
700,000
 $                   697,984
0.12%
DWS Balanced VIP
Chicago
235,000
 $                   234,323
0.04%
Total

935,000
 $                   932,307
0.16%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
373298CH9

Issuer
GEORGIA-PACIFIC CORP

Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa
Securities,
Lehman Brothers, Mitsubishi UFJ Securities,
Mizuho International, RBS Greenwich Capital,
Scotia Capital, SunTrust Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
GP 7.125% 1/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/13/2006

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.90%

Rating
Ba3/B

Current yield
7.13%

Benchmark vs Spread (basis points)
258 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
160,000
 $                   160,000
0.02%
DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%
DWS High Income Fund
Chicago
1,975,000
 $                 1,975,000
0.26%
DWS High Income Trust
Chicago
230,000
 $                   230,000
0.03%
DWS High Income VIP
Chicago
345,000
 $                   345,000
0.05%
DWS Multi Market Income Trust
Chicago
120,000
 $                   120,000
0.02%
DWS Strategic Income Fund
Chicago
125,000
 $                   125,000
0.02%
DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.00%
DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
395,000
 $                   395,000
0.05%
DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%
Total

3,500,000
 $                 3,500,000
0.47%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
38141GES9

Issuer
GOLDMAN SACHS GROUP INC

Underwriters
Goldman Sachs, Bank of NY, BNP Paribas,
CastleOak Securities, Citigroup,
Commerzbank,
DBSI, Doley Securities, HVB Capital Markets,
JP
Morgan, Mellon Financial Markets, Santander
Investments, Sumitomo Bank, Suntrust Capital
Markets, Wachovia, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
GS 5.9% 1/15/2027

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/2/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public
offering
0

Total
1,000,000,000

Public offering price
99.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A1/A+

Current yield
5.97%

Benchmark vs Spread (basis points)
126 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,095,000
 $                 2,089,679
0.21%
DWS Balanced VIP
Chicago
705,000
 $                   703,209
0.07%
Total

2,800,000
 $                 2,792,888
0.28%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
382550AW1

Issuer
GOODYEAR TIRE & RUBBER

Underwriters
Goldman Sachs, BNP Paribas, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
GT 8.625% 12/1/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/16/2006

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public
offering
0

Total
500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/B-

Current yield
8.63%

Benchmark vs Spread (basis points)
396 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%
DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.23%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%
DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%
DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.05%
DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%
Total

2,000,000
 $                 2,000,000
0.40%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
404119AV1

Issuer
HCA INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch,
Wachovia, ABN Amro, Barclays, BNP Paribas,
Calyon, GE Capital Markets, Goldman Sachs,
HVB
Capital Markets, ING Financial Markets,
Mizuho
International, RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
HCA 9.25% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
3,200,000,000

Total amount of any concurrent public
offering
0

Total
3,200,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/BB-

Current yield
9.25%

Benchmark vs Spread (basis points)
462 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
905,000
 $                   905,000
0.03%
DWS Balanced VIP
Chicago
305,000
 $                   305,000
0.01%
DWS High Income Fund
Chicago
11,380,000
 $               11,380,000
0.36%
DWS High Income Trust
Chicago
1,340,000
 $                 1,340,000
0.04%
DWS High Income VIP
Chicago
1,990,000
 $                 1,990,000
0.06%
DWS Multi Market Income Trust
Chicago
675,000
 $                   675,000
0.02%
DWS Strategic Income Fund
Chicago
765,000
 $                   765,000
0.02%
DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%
DWS Strategic Income VIP
Chicago
230,000
 $                   230,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
2,250,000
 $                 2,250,000
0.07%
Total

20,000,000
 $               20,000,000
0.63%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
404119AS8

Issuer
HCA INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch,
Wachovia, ABN Amro, Barclays, BNP Paribas,
Calyon, GE Capital Markets, Goldman Sachs,
HVB
Capital Markets, ING Financial Markets,
Mizuho
International, RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
HCA 9.125% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public
offering
0

Total
1,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/BB-

Current yield
9.13%

Benchmark vs Spread (basis points)
449 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.04%
DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.01%
DWS High Income Fund
Chicago
4,520,000
 $                 4,520,000
0.45%
DWS High Income Trust
Chicago
535,000
 $                   535,000
0.05%
DWS High Income VIP
Chicago
790,000
 $                   790,000
0.08%
DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.03%
DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.03%
DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%
DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.09%
DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.00%
Total

8,000,000
 $                 8,000,000
0.80%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
481165AE8

Issuer
JOY GLOBAL INC

Underwriters
BoA, Lehman Brothers, UBS, BMO Capital
Markets, CSFB, DBSI, JP Morgan, LaSalle
Bank,
Robert W Baird & Co

Years of continuous operation, including predecessors
> 3 years

Security
JOYG 6% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/7/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
99.27

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa3/BBB-

Current yield
6.04%

Benchmark vs Spread (basis points)
145 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
1,000,000
 $                   992,650
0.40%
DWS Balanced VIP
Chicago
100,000
 $                     99,265
0.04%
Total

1,100,000
 $                 1,091,915
0.44%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
59156RAP3

Issuer
METLIFE INC

Underwriters
Goldman Sachs, JP Morgan, Merrill Lynch,
HSBC,
BoA, DBSI, Lehman Brothers, Morgan Stanley,
Wachovia, Guzman & Co, Muriel Siebert & Co,
Samuel A Ramirez & Co, Toussaint Capital
Partners, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
MET FRN 12/15/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/14/2006

Total amount of offering sold to QIBs
1,250,000,000

Total amount of any concurrent public
offering
0

Total
1,250,000,000

Public offering price
99.82

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A3/BBB+

Current yield
6.41%

Benchmark vs Spread (basis points)
170 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,010,000
 $                 2,006,302
0.16%
DWS Balanced VIP
Chicago
675,000
 $                   673,758
0.05%
Total

2,685,000
 $                 2,680,060
0.21%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
76010RAA6

Issuer
RENTAL SERVICE CORP

Underwriters
Citigroup, DBSI, GE Capital

Years of continuous operation, including predecessors
> 3 years

Security
RSC 9.5% 12/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2006

Total amount of offering sold to QIBs
620,000,000

Total amount of any concurrent public
offering
0

Total
620,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.38%

Rating
Caa1/B-

Current yield
9.50%

Benchmark vs Spread (basis points)
484 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%
DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.18%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%
DWS High Income VIP
Chicago
200,000
 $                   200,000
0.03%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%
DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%
DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%
Total

2,000,000
 $                 2,000,000
0.32%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
852061AD2

Issuer
SPRINT NEXTEL CORP

Underwriters
BoA, Citigroup, JP Morgan, Barclays, Bear
Stearns,
Goldman Sachs, Greenwich Capital Markets,
Lazard Capital Markets, Lehman Brothers,
Wachovia, Daiwa Securities, DBSI, Williams
Capital
Group

Years of continuous operation, including predecessors
> 3 years

Security
S 6% 12/1/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/15/2006

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public
offering
0

Total
2,000,000,000

Public offering price
 $
99.62

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa3/BBB+

Current yield
6.02%

Benchmark vs Spread (basis points)
143 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,400,000
 $                 2,390,832
0.12%
DWS Balanced VIP
Chicago
805,000
 $                   801,925
0.04%
DWS Core Fixed Income VIP
Chicago
1,035,000
 $                 1,031,046
0.05%
New York Funds




DWS Bond VIP
New York
615,000
 $                   612,651
0.03%
DWS Core Fixed Income Fund
New York
4,060,000
 $                 4,044,491
0.20%
DWS Core Plus Income Fund
New York
1,975,000
 $                 1,967,456
0.10%
DWS Lifecycle Long Range Fund
New York
770,000
 $                   767,059
0.04%
Total

11,660,000
 $               11,615,459
0.58%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
887317AC9

Issuer
TIME WARNER INC

Underwriters
BoA, Barclays, BNP Paribas, RBS Greenwich,
ABN
Amro, Calyon, Citigroup, Daiwa Securities,
DBSI,
Dresdner Kleinwort, HSBC, Mizuho
International,
Scotia Capital, Wachovia, Bear Stearns,
Goldman
Sachs, JP Morgan, Lehman Brothers, Morgan
Stanley,
Williams Capital Group, Blaylock & Co, BMO
Capital
Markets, CSFB, Fortis Securities, Guzman &
Co,
Lloyds TSB, Merrill Lynch, Mitsubishi UFJ,
Utendahl
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
TWX 5.875% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/8/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public
offering
0

Total
1,000,000,000

Public offering price
99.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.90%

Benchmark vs Spread (basis points)
131 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,300,000
 $                     2,288,661
0.23%
DWS Balanced VIP
Chicago
765,000
 $                        761,229
0.08%
Total

3,065,000
 $                     3,049,890
0.31%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
98417EAB6

Issuer
XSTRATA FINANCE CANADA

Underwriters
Barclays, JP Morgan, RBS Greenwich,
Citigroup,
DBSI, Dresdner Kleinwort, Lloyds TSB,
William
Blair & Co

Years of continuous operation, including predecessors
> 3 years

Security
XTALN 5.8% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/8/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public
offering
0

Total
1,000,000,000

Public offering price
99.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.81%

Benchmark vs Spread (basis points)
120 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
2,420,000
 $                 2,414,023
0.24%
DWS Balanced VIP
Chicago
835,000
 $                   832,938
0.08%
Total

3,255,000
 $                 3,246,960
0.33%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information





Security Purchased

CUSIP
BMG053841398

Issuer
ASPEN INSURANCE HOLDINGS

Underwriters
Lehman Brothers, UBS, DBSI, Goldman Sachs,
Dowling Partners Securities

Years of continuous operation, including predecessors
> 3 years

Security
AHL PFD 7.401% 1/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/10/2006

Total amount of offering sold to QIBs
8,000,000,000

Total amount of any concurrent public
offering
0

Total
8,000,000,000

Public offering price
25.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.35%

Rating
Ba1/BBB-

Current yield
7.40%

Benchmark vs Spread (basis points)
N/A






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Core Fixed Income VIP
Chicago
15,600
 $                   390,000
0.00%
New York Funds




DWS Bond VIP
New York
8,800
 $                   220,000
0.00%
Total

24,400
 $                   610,000
0.01%





^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date
is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public
offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%



DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%



DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

4,845,000
4,845,000
0.88%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.




















Security Information








Security Purchased


Cusip
552078AW7


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia
Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8% 9.15.2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
875,000,000


Total amount of any concurrent public
offering
0


Total
875,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.00%


Benchmark vs Spread (basis points)
322 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,120,000
 $
1,120,000
0.20%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
195,000
 $                   195,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.04%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


Cusip
552078AX5


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia
Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8.25% 9.15.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public
offering
0


Total
900,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.25%


Benchmark vs Spread (basis points)
347 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,685,000
 $
1,685,000
0.31%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.04%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.06%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

3,000,000
 $
3,000,000
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.




























Security Information








Security Purchased


Cusip
718286BB2


Issuer
REPUBLIC OF THE PHILIPPINES


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PHILIP 7.75% 1/14/2031


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/25/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public
offering
0


Total
450,000,000


Public offering price
99.25


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.03%


Rating
B1/BB-


Current yield
7.81%


Benchmark vs Spread (basis points)
334 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Multi Market Income Trust
Chicago
490,000
 $                   490,000
0.09%



DWS Strategic Income Fund
Chicago
295,000
 $                   295,000
0.05%



DWS Strategic Income Trust
Chicago
115,000
 $                   115,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



Total

1,000,000
 $
1,000,000
0.18%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


Cusip
718286BA4


Issuer
REPUBLIC OF THE PHILIPPINES


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PHILIP 8% 1/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/25/2006


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public
offering
0


Total
300,000,000


Public offering price
103.13


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.02%


Rating
B1/BB-


Current yield
7.76%


Benchmark vs Spread (basis points)
410 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Multi Market Income Trust
Chicago
490,000
 $                   490,000
0.09%



DWS Strategic Income Fund
Chicago
295,000
 $                   295,000
0.05%



DWS Strategic Income Trust
Chicago
115,000
 $                   115,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



Total

1,000,000
 $
1,000,000
0.18%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
014477AE3


Issuer
ALERIS INTERNATIONAL INC


Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC
Bank


Years of continuous operation, including predecessors
> 3 years


Security
ARS 10% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public
offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
551 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
097751AM3


Issuer
BOMBARDIER INC


Underwriters
BNP Paribas, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BOMB 8% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/10/2006


Total amount of offering sold to QIBs
385,000,000


Total amount of any concurrent public
offering
0


Total
385,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
Ba2/BB


Current yield
8.00%


Benchmark vs Spread (basis points)
340 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
1,585,000
 $
1,585,000
0.29%



DWS High Income Trust
Chicago
185,000
 $                   185,000
0.03%



DWS High Income VIP
Chicago
280,000
 $                   280,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.06%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

3,000,000
 $
3,000,000
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
345397VC4


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F 8% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public
offering
0


Total
1,500,000,000


Public offering price
98.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.13%


Rating
B1/B


Current yield
8.14%


Benchmark vs Spread (basis points)
373 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.02%



DWS High Income Fund
Chicago
1,530,000
 $
1,530,000
0.28%



DWS High Income Trust
Chicago
175,000
 $                   175,000
0.03%



DWS High Income VIP
Chicago
265,000
 $                   265,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



New York Funds







DWS Bond VIP
New York
100,000
 $                   100,000
0.02%



DWS Core Plus Income Fund
New York
270,000
 $                   270,000
0.05%



DWS High Income Plus Fund
New York
305,000
 $                   305,000
0.06%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.02%



Total

3,370,000
 $
3,370,000
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
345397VD2


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F FRN 1/13/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public
offering
0


Total
1,500,000,000


Public offering price
98.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/B


Current yield
8.08%


Benchmark vs Spread (basis points)
99 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
220,000
 $                   220,000
0.04%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.02%



DWS High Income Fund
Chicago
2,710,000
 $
2,710,000
0.49%



DWS High Income Trust
Chicago
315,000
 $                   315,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
165,000
 $                   165,000
0.03%



DWS Strategic Income Fund
Chicago
175,000
 $                   175,000
0.03%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



New York Funds







DWS Bond VIP
New York
320,000
 $                   320,000
0.06%



DWS Core Plus Income Fund
New York
1,070,000
 $
1,070,000
0.19%



DWS High Income Plus Fund
New York
540,000
 $                   540,000
0.10%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.02%



Total

6,390,000
 $
6,390,000
1.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
373298CH9


Issuer
GEORGIA-PACIFIC CORP


Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa
Securities, Lehman Brothers, Mitsubishi
UFJ
Securities, Mizuho International, RBS
Greenwich Capital, Scotia Capital,
SunTrust
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
GP 7.125% 1/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public
offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
Ba3/B


Current yield
7.13%


Benchmark vs Spread (basis points)
258 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
160,000
 $                   160,000
0.03%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
1,975,000
 $
1,975,000
0.36%



DWS High Income Trust
Chicago
230,000
 $                   230,000
0.04%



DWS High Income VIP
Chicago
345,000
 $                   345,000
0.06%



DWS Multi Market Income Trust
Chicago
120,000
 $                   120,000
0.02%



DWS Strategic Income Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $                   395,000
0.07%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

3,500,000
 $
3,500,000
0.64%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
382550AW1


Issuer
GOODYEAR TIRE & RUBBER


Underwriters
Goldman Sachs, BNP Paribas, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
GT 8.625% 12/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/16/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public
offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
8.63%


Benchmark vs Spread (basis points)
396 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.04%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
404119AV1


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International,
RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.25% 11/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
3,200,000,000


Total amount of any concurrent public
offering
0


Total
3,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.25%


Benchmark vs Spread (basis points)
462 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
905,000
 $                   905,000
0.16%



DWS Balanced VIP
Chicago
305,000
 $                   305,000
0.06%



DWS High Income Fund
Chicago
11,380,000
 $
11,380,000
2.07%



DWS High Income Trust
Chicago
1,340,000
 $
1,340,000
0.24%



DWS High Income VIP
Chicago
1,990,000
 $
1,990,000
0.36%



DWS Multi Market Income Trust
Chicago
675,000
 $                   675,000
0.12%



DWS Strategic Income Fund
Chicago
765,000
 $                   765,000
0.14%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income VIP
Chicago
230,000
 $                   230,000
0.04%



New York Funds







DWS High Income Plus Fund
New York
2,250,000
 $
2,250,000
0.41%



Total

20,000,000
 $
20,000,000
3.64%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
404119AS8


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International,
RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.125% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public
offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/BB-


Current yield
9.13%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.07%



DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.02%



DWS High Income Fund
Chicago
4,520,000
 $
4,520,000
0.82%



DWS High Income Trust
Chicago
535,000
 $                   535,000
0.10%



DWS High Income VIP
Chicago
790,000
 $                   790,000
0.14%



DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.05%



DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.06%



DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.16%



DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.01%



Total

8,000,000
 $
8,000,000
1.45%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
76010RAA6


Issuer
RENTAL SERVICE CORP


Underwriters
Citigroup, DBSI, GE Capital


Years of continuous operation, including predecessors
> 3 years


Security
RSC 9.5% 12/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2006


Total amount of offering sold to QIBs
620,000,000


Total amount of any concurrent public
offering
0


Total
620,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.38%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
484 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
BMG053841398

Issuer
ASPEN INSURANCE HOLDINGS

Underwriters
Lehman Brothers, UBS, DBSI, Goldman
Sachs, Dowling Partners Securities

Years of continuous operation, including predecessors
> 3 years

Security
AHL PFD 7.401% 1/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/10/2006

Total amount of offering sold to QIBs
8,000,000,000

Total amount of any concurrent public
offering
0

Total
8,000,000,000

Public offering price
25.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.35%

Rating
Ba1/BBB-

Current yield
7.40%

Benchmark vs Spread (basis points)
N/A







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
15,600
 $                   390,000
0.00%

New York Funds





DWS Bond VIP
New York
8,800
 $                   220,000
0.00%

Total

24,400
 $                   610,000
0.01%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
20030NAR2

Issuer
COMCAST CORP

Underwriters
BoA, JP Morgan, Wachovia, ABN Amro, Bank of
NY, Barclays, BNP Paribas, Citigroup, Daiwa
Securities, DBSI, Goldman Sachs, Lazard
Capital
Markets, Lehman Brothers, Merrill Lynch,
Morgan
Stanley, Royal Bank of Scotland, Suntrust
Capital
Markets, UBS, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets,
MR Beal & Co, Muriel Siebert & Co, Ramirez &
Co, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
CMCSA 5.875% 2/15/2018

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/14/2006

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public
offering
0

Total
900,000,000

Public offering price
99.86

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.88%

Benchmark vs Spread (basis points)
132 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
450,000
 $
449,352
0.05%

New York Funds





DWS Bond VIP
New York
231,000
 $
230,667
0.03%

DWS Core Fixed Income Fund
New York
1,502,000
 $
1,499,837
0.17%

DWS Core Plus Income Fund
New York
152,000
 $
151,781
0.02%

DWS Lifecycle Long Range Fund
New York
354,000
 $
353,490
0.04%

Total

2,689,000
 $
2,685,128
0.30%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
852061AD2

Issuer
SPRINT NEXTEL CORP

Underwriters
BoA, Citigroup, JP Morgan, Barclays, Bear
Stearns, Goldman Sachs, Greenwich Capital
Markets, Lazard Capital Markets, Lehman
Brothers, Wachovia, Daiwa Securities, DBSI,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
S 6% 12/1/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/15/2006

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public
offering
0

Total
2,000,000,000

Public offering price
 $
99.62

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa3/BBB+

Current yield
6.02%

Benchmark vs Spread (basis points)
143 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
2,400,000
 $
2,390,832
0.12%

DWS Balanced VIP
Chicago
805,000
 $                   801,925
0.04%

DWS Core Fixed Income VIP
Chicago
1,035,000
 $
1,031,046
0.05%

New York Funds





DWS Bond VIP
New York
615,000
 $                   612,651
0.03%

DWS Core Fixed Income Fund
New York
4,060,000
 $
4,044,491
0.20%

DWS Core Plus Income Fund
New York
1,975,000
 $
1,967,456
0.10%

DWS Lifecycle Long Range Fund
New York
770,000
 $                   767,059
0.04%

Total

11,660,000
 $
11,615,459
0.58%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
959802AG4


Issuer
WESTERN UNION CO


Underwriters
Citigroup, Morgan Stanley, Wachovia, BNY,
Bank of Tokyo Mitsubishi, Barclays, BNP
Paribas, CIBC, DBSI, IBJ Schroder, JP
Morgan, Keybanc Capital Markets, LaSalle
Bank NA, Scotia Capital, Societe Generale,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
WU 6.2% 11/17/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/14/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public
offering
0


Total
500,000,000


Public offering price
99.45


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
6.23%


Benchmark vs Spread (basis points)
158 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,125,000
 $
1,118,779
0.23%



New York Funds







DWS Core Plus Income Fund
New York
2,145,000
 $
2,133,138
0.43%



Total

3,270,000
 $
3,251,917
0.65%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased

Cusip
768573107

Issuer
RIVERBED TECHNOLOGY INC

Underwriters
Goldman Sachs, Citigroup, DBSI, Thomas
Weisel
Partners, CE Unterberg Towbin, JMP
Securities

Years of continuous operation, including predecessors
> 3 years

Ticker
RVBD US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/20/2006

Total dollar amount of offering sold to QIBs
 $
85,800,000

Total dollar amount of any concurrent public
offering
 $
-

Total
 $
85,800,000

Public offering price
 $
9.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.68

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
5,600
 $                     54,600
0.06%

DWS Technology Fund
Chicago
24,800
 $                   241,800
0.28%

DWS Technology VIP
Chicago
4,100
 $                     39,975
0.05%

New York Funds





DWS Micro Cap Fund
New York
                          2,000
 $                     19,500
0.02%

DWS Small Cap Growth Fund
New York
11,400
 $                   111,150
0.13%

Total

47,900
 $                   467,025
0.54%







^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final
sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public
offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%



DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%



DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

4,845,000
4,845,000
0.88%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.




















Security Information








Security Purchased


Cusip
552078AW7


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia
Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8% 9.15.2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
875,000,000


Total amount of any concurrent public
offering
0


Total
875,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.00%


Benchmark vs Spread (basis points)
322 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,120,000
 $
1,120,000
0.20%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
195,000
 $                   195,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.04%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


Cusip
552078AX5


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan
Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia
Capital,
Societe Generale, UBS, Wachovia
Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8.25% 9.15.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public
offering
0


Total
900,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.25%


Benchmark vs Spread (basis points)
347 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,685,000
 $
1,685,000
0.31%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.04%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.06%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

3,000,000
 $
3,000,000
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.




























Security Information








Security Purchased


CUSIP
014477AE3


Issuer
ALERIS INTERNATIONAL INC


Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC
Bank


Years of continuous operation, including predecessors
> 3 years


Security
ARS 10% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public
offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
551 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
097751AM3


Issuer
BOMBARDIER INC


Underwriters
BNP Paribas, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BOMB 8% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/10/2006


Total amount of offering sold to QIBs
385,000,000


Total amount of any concurrent public
offering
0


Total
385,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
Ba2/BB


Current yield
8.00%


Benchmark vs Spread (basis points)
340 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
1,585,000
 $
1,585,000
0.29%



DWS High Income Trust
Chicago
185,000
 $                   185,000
0.03%



DWS High Income VIP
Chicago
280,000
 $                   280,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.06%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

3,000,000
 $
3,000,000
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
345397VC4


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F 8% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public
offering
0


Total
1,500,000,000


Public offering price
98.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.13%


Rating
B1/B


Current yield
8.14%


Benchmark vs Spread (basis points)
373 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.02%



DWS High Income Fund
Chicago
1,530,000
 $
1,530,000
0.28%



DWS High Income Trust
Chicago
175,000
 $                   175,000
0.03%



DWS High Income VIP
Chicago
265,000
 $                   265,000
0.05%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Fund
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



New York Funds







DWS Bond VIP
New York
100,000
 $                   100,000
0.02%



DWS Core Plus Income Fund
New York
270,000
 $                   270,000
0.05%



DWS High Income Plus Fund
New York
305,000
 $                   305,000
0.06%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.02%



Total

3,370,000
 $
3,370,000
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
345397VD2


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F FRN 1/13/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public
offering
0


Total
1,500,000,000


Public offering price
98.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/B


Current yield
8.08%


Benchmark vs Spread (basis points)
99 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
220,000
 $                   220,000
0.04%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.02%



DWS High Income Fund
Chicago
2,710,000
 $
2,710,000
0.49%



DWS High Income Trust
Chicago
315,000
 $                   315,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
165,000
 $                   165,000
0.03%



DWS Strategic Income Fund
Chicago
175,000
 $                   175,000
0.03%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.02%



New York Funds







DWS Bond VIP
New York
320,000
 $                   320,000
0.06%



DWS Core Plus Income Fund
New York
1,070,000
 $
1,070,000
0.19%



DWS High Income Plus Fund
New York
540,000
 $                   540,000
0.10%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.02%



Total

6,390,000
 $
6,390,000
1.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
373298CH9


Issuer
GEORGIA-PACIFIC CORP


Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa
Securities, Lehman Brothers, Mitsubishi
UFJ
Securities, Mizuho International, RBS
Greenwich Capital, Scotia Capital,
SunTrust
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
GP 7.125% 1/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public
offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
Ba3/B


Current yield
7.13%


Benchmark vs Spread (basis points)
258 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
160,000
 $                   160,000
0.03%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
1,975,000
 $
1,975,000
0.36%



DWS High Income Trust
Chicago
230,000
 $                   230,000
0.04%



DWS High Income VIP
Chicago
345,000
 $                   345,000
0.06%



DWS Multi Market Income Trust
Chicago
120,000
 $                   120,000
0.02%



DWS Strategic Income Fund
Chicago
125,000
 $                   125,000
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $                   395,000
0.07%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

3,500,000
 $
3,500,000
0.64%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
382550AW1


Issuer
GOODYEAR TIRE & RUBBER


Underwriters
Goldman Sachs, BNP Paribas, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
GT 8.625% 12/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/16/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public
offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
8.63%


Benchmark vs Spread (basis points)
396 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.04%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
404119AV1


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International,
RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.25% 11/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
3,200,000,000


Total amount of any concurrent public
offering
0


Total
3,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.25%


Benchmark vs Spread (basis points)
462 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
905,000
 $                   905,000
0.16%



DWS Balanced VIP
Chicago
305,000
 $                   305,000
0.06%



DWS High Income Fund
Chicago
11,380,000
 $
11,380,000
2.07%



DWS High Income Trust
Chicago
1,340,000
 $
1,340,000
0.24%



DWS High Income VIP
Chicago
1,990,000
 $
1,990,000
0.36%



DWS Multi Market Income Trust
Chicago
675,000
 $                   675,000
0.12%



DWS Strategic Income Fund
Chicago
765,000
 $                   765,000
0.14%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income VIP
Chicago
230,000
 $                   230,000
0.04%



New York Funds







DWS High Income Plus Fund
New York
2,250,000
 $
2,250,000
0.41%



Total

20,000,000
 $
20,000,000
3.64%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
404119AS8


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International,
RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.125% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public
offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/BB-


Current yield
9.13%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.07%



DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.02%



DWS High Income Fund
Chicago
4,520,000
 $
4,520,000
0.82%



DWS High Income Trust
Chicago
535,000
 $                   535,000
0.10%



DWS High Income VIP
Chicago
790,000
 $                   790,000
0.14%



DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.05%



DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.06%



DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.16%



DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.01%



Total

8,000,000
 $
8,000,000
1.45%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
76010RAA6


Issuer
RENTAL SERVICE CORP


Underwriters
Citigroup, DBSI, GE Capital


Years of continuous operation, including predecessors
> 3 years


Security
RSC 9.5% 12/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2006


Total amount of offering sold to QIBs
620,000,000


Total amount of any concurrent public
offering
0


Total
620,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.38%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
484 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.21%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.